UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 19, 2019

Citigroup Commercial Mortgage Trust 2019-C7

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001794303)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Ladder Capital Finance LLC

(Central Index Key number: 0001541468)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

Rialto Mortgage Finance, LLC

(Central Index Key number: 0001592182)

(Exact name of sponsors as specified in their charters)

Delaware	333-228597-05	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)
388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “December 19, 2019 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on December 19, 2019 under Commission File No. 333-228597-05, with respect to Citigroup Commercial Mortgage Trust 2019-C7, Commercial Mortgage Pass-Through Certificates, Series 2019-C7, as and to the extent described below. The purpose of this amendment is: (a) to replace the version of the Pooling and Servicing Agreement previously filed as Exhibit 4.1 to the December 19, 2019 Form 8-K with the version attached to this Form 8-K/A as Exhibit 4.1, which contains clerical and other minor revisions to the previously filed version; and (b) to replace the version of the MAD 2019-650M TSA previously filed as Exhibit 4.2 to the December 19, 2019 Form 8-K with the version attached to this Form 8-K/A as Exhibit 4.2, which contains certain minor revisions to the previously filed version. Effective upon the filing of this Form 8-K/A, Exhibits 4.1 and 4.2 of the December 19, 2019 Form 8-K are replaced and superseded in their entirety by Exhibits 4.1 and 4.2, respectively, to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the December 19, 2019 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement

Exhibit 4.2	MAD 2019-650M TSA

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 3, 2020

CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

By:	/s/ Richard Simpson
Name: Richard Simpson Title: President

CGCMT 2019-C7 – Form 8-K/A